UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Material
☐	Soliciting Material under Rule 14a-12

PBF Energy Inc.
(Name of Registrant as Specified In Its Charter)
(Name of person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

PBF ENERGY INC.

2024 Annual Meeting
Vote by April 29, 2024 11:59 PM EDT. For shares held in a Plan, vote by April 27, 2024 11:59 PM EDT.

PBF ENERGY INC.
ONE SYLVAN WAY
PARSIPPANY, NJ 07054

V38895-P06157

You invested in PBF ENERGY INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 30, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 30, 2024
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/PBF2024

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Thomas J. Nimbley	For
1b.	Spencer Abraham	For
1c.	Paul J. Donahue, Jr.	For
1d.	S. Eugene Edwards	For
1e.	Georganne Hodges	For
1f.	Kimberly S. Lubel	For
1g.	Matthew C. Lucey	For
1h.	George E. Ogden	For
1i.	Damian W. Wilmot	For
1j.	Lawrence M. Ziemba	For
2.	The ratification of the appointment of KPMG as the Company's independent auditor for the year ending December 31, 2024.	For
3.	An advisory vote on the 2023 compensation of the named executive officers.	For

NOTE: The transaction of any other business properly brought before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V38896-P06157